__________________________________________________________________________________
Space above this line for Recorder’s Use

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Certain Lending, Inc.
[__________]
[__________], [__________] [__________]
Attention: [__________]
MIN: [__________]

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, AND FIXTURE FILING

COLLATERAL IS OR INCLUDES FIXTURES
(THIS INSTRUMENT SERVES AS A FIXTURE FILING UNDER N.C.G.S. §25-9-502)

This Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Deed of Trust”) is made as of [__________], by [__________], a [__________] [__________], as trustor (“Trustor”), to [__________], as trustee (“Trustee”).  The beneficiary of this Deed of Trust is CERTAIN LENDING, INC., a Delaware corporation, its successors and assigns (“Lender”).
ARTICLE 1
GRANT IN TRUST.
Section 1.1
The Secured Property. For the purpose of securing payment and performance of the Secured Obligations defined in Section 2.1 (Purpose of Securing) below, Trustor does hereby irrevocably and unconditionally bargain, sell, give, grant, convey, transfer and assign to Trustee, and to Trustee’s successors and assigns, in trust, with the power of sale, and right of entry and possession, all estate, right, title and interest which Trustor now has or may later acquire in the following property (all or any part of such property, or any interest in
The Secured Property. For the purpose of securing payment and performance of the Secured Obligations defined in Section 2.1 (Purpose of Securing) below, Trustor does hereby irrevocably and unconditionally bargain, sell, give, grant, convey, transfer and assign to Trustee, and to Trustee’s successors and assigns, in trust, with the power of sale, and right of entry and possession, all estate, right, title and interest which Trustor now has or may later acquire in the following property (all or any part of such property, or any interest in all or any part of it, together with the Personalty (as hereinafter defined) being hereinafter collectively referred to as the “Secured Property”):
  (a)
  All estate, right, title, interest, claim and demand whatsoever which Trustor now has or hereafter acquires, either in law or in equity, in and to the real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

  (b)
  All buildings, structures, improvements, fixtures and appurtenances now or hereafter placed on the Land, and all apparatus and equipment now or hereafter attached in any manner to the Land or any building on the Land, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment (collectively, the “Improvements”; and together with the Land, the “Premises”);

  (c)
  All easements and rights of way appurtenant to the Land; all crops growing or to be grown on the Land (including all such crops following severance from the Land); all standing timber upon the Land (including all such timber following severance from the Land); all development rights or credits and air rights; all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant to the Land) and shares of stock pertaining to such water or water rights, ownership of which affect the Land; all minerals, oil, gas, and other hydrocarbon substances and rights thereto in, on, under, or upon the Land;

  (d)
  All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions relating to the use and enjoyment of all or any part of the Land or the Improvements, and any and all guaranties and other agreements relating to or made in connection with any of the foregoing;

  (e)
  All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements, or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies, whether or not such policies are required by Lender, and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any breach of warranty, misrepresentation, damage or injury to, or defect in, the Land, Improvements, or the other property described above or any part of them; and

  (f)
  All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

  TO HAVE AND TO HOLD unto Trustee and Trustee’s successors and assigns, in trust, forever, to secure payment and performance of the Secured Obligations.

  Section 1.1

  Future Advances.  This Deed of Trust is given to secure not only the existing obligations, but also any obligations incurred on or after the date hereof, including but not limited to any future advances (whether such advances are obligatory or are made at the option of Lender, or otherwise) made by Lender pursuant to and under any of the Loan Documents, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust.  Each such future advance, or such future obligation incurred, need not be (but, at the option of Lender, may be) evidenced by a note or any other written instrument or notation signed by Trustor or any other party stipulating that such advance or obligation is secured by this Deed of Trust.  The period in which future advances may be made and obligations may be incurred and secured by this Deed of Trust is the period between the date hereof and that date which is thirty (30) years from the date hereof.  The maximum principal amount (including future advances that Lender may, but shall not be obligated to, make under this Deed of Trust or any of the other Loan Documents) which may be secured by this Deed of Trust at any one time is [__________]  dollars ([__________]), plus all interest, costs, reimbursements, fees and expenses due under this Deed of Trust.  Any additional amounts advanced by Lender pursuant to the provisions of this Deed of Trust shall be deemed necessary expenditures for the preservation and protection of the security.  All future advances and obligations shall be considered to be made and secured pursuant to the requirements of N.C.G.S. §45-67, et seq., or any amendments thereto.
  Section 1.2
  Fixture Filing. This Deed of Trust constitutes a financing statement (naming Trustor as Debtor and Lender as Secured Party) filed as a fixture filing under the North Carolina Uniform Commercial Code, as amended or recodified from time to time, covering any Secured Property which now is or later may become a fixture attached to the Land or any building located thereon. The mailing address of Trustor (Debtor) and the address of Lender (Secured Party) from which information concerning the security interests may be obtained are set forth in Section 7.20 below. Trustor is the record owner of the Land.
  Section 1.3
  Financing Statements. Trustor hereby irrevocably authorizes Lender at any time and from time to file in any filing office in any Uniform Commercial Code jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Secured Property, without the signature of Trustor where permitted by law, and describing the collateral as “all assets” or “all personal property” or such other similar description as Lender determines in its sole discretion in accordance with the Uniform Commercial Code. Trustor agrees to furnish Lender, promptly upon request, with any information required by Lender to complete such financing or continuation statements. If Lender has filed any initial financing statements or amendments in any Uniform Commercial Code jurisdiction prior to the date hereof, Trustor ratifies and confirms its authorization of all such filings. Trustor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender, and agrees that it will not do so without Lender’s prior written consent, subject to Trustor’s rights under Section 9-509(d)(2) of the Uniform Commercial Code. Trustor shall execute and deliver to Lender, in form and substance satisfactory to Lender, such additional financing statements and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect and preserve Lender’s security interest
  Financing Statements. Trustor hereby irrevocably authorizes Lender at any time and from time to file in any filing office in any Uniform Commercial Code jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Secured Property, without the signature of Trustor where permitted by law, and describing the collateral as “all assets” or “all personal property” or such other similar description as Lender determines in its sole discretion in accordance with the Uniform Commercial Code. Trustor agrees to furnish Lender, promptly upon request, with any information required by Lender to complete such financing or continuation statements. If Lender has filed any initial financing statements or amendments in any Uniform Commercial Code jurisdiction prior to the date hereof, Trustor ratifies and confirms its authorization of all such filings. Trustor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender, and agrees that it will not do so without Lender’s prior written consent, subject to Trustor’s rights under Section 9-509(d)(2) of the Uniform Commercial Code. Trustor shall execute and deliver to Lender, in form and substance satisfactory to Lender, such additional financing statements and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect and preserve Lender’s security interest hereunder, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. “Uniform Commercial Code” means the Uniform Commercial Code as enacted and in effect in the state where the Land is located (and as it may from time to time be amended); provided that, to the extent that the Uniform Commercial Code is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern; provided further, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any security interest herein granted is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state where the Land is located, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
  Section 1.4
  INTENTIONALLY OMITTED
  ARTICLE 2
  THE SECURED OBLIGATIONS.
  Section 2.1
  Purpose of Securing. Trustor makes the grant, conveyance, transfer and assignment set forth in Article 1 (Grant in Trust), makes the assignment set forth in Article 3 (Assignment of Leases and Rents), and grants the security interest set forth in Article 4 (Security Interest in Related Personalty), all for the purpose of securing the following obligations (the “Secured Obligations”) in any order of priority that Lender may choose:
  (a)
  Payment of the indebtedness evidenced by that certain Promissory Note of even date herewith given by Trustor in favor of Lender, [__________] Dollars ([__________]), and having a final maturity date of [__________] (as the same may be increased, renewed, amended, restated, or otherwise modified from time to time, the “Promissory Note”), together with all interest, late charges, prepayment fees, additional interest, collection costs, fees, and expenses as provided in the Promissory Note;

  (b)
  Payment and performance of all obligations of Trustor under this Deed of Trust;

  (c)
  Prompt and complete performance and observance of each and every covenant, obligation, or agreement of Trustor contained in this Deed of Trust or contained in any other document or instrument given by Trustor to further evidence or secure the indebtedness represented by the Promissory Note, but excluding any separate environmental indemnity; and

  (d)
  Payment of any additional sums (and accrued interest) that may be loaned or advanced by Lender to Trustor under any promissory note or notes evidencing
  Payment of any additional sums (and accrued interest) that may be loaned or advanced by Lender to Trustor under any promissory note or notes evidencing loans that specifically state that they are secured by this Deed of Trust.

  This Deed of Trust also secures payment of all obligations of Trustor under the Promissory Note which arise after the Promissory Note is extended, renewed, modified or amended pursuant to any written agreement between Trustor and Lender, and all obligations of Trustor under any successor agreement or instrument which restates and supersedes the Promissory Note in its entirety.

  This Deed of Trust does not secure any obligation which expressly states that it is unsecured, whether contained in the foregoing Promissory Note or in any other document, agreement or instrument. Without limiting the generality of the foregoing, this Deed of Trust does not and shall not in any event be deemed to, secure the obligations of Trustor owing to Lender under the Environmental Indemnity executed in connection with the foregoing Promissory Note or any obligations that are the substantial equivalent thereof.

  Section 2.2
  Terms of Secured Obligations. All Persons who may have or acquire an interest in all or any part of the Secured Property will be considered to have notice of, and will be bound by, the terms of the Promissory Note described in Section 2.1(a) and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Promissory Note that permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.
  ARTICLE 3
  ASSIGNMENT OF LEASES AND RENTS.
  Section 3.1
  Assignment. Trustor hereby irrevocably, absolutely, presently and unconditionally assigns to Lender (i) all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any part of the Secured Property, whether written or oral and whether for a definite term or month to month, together with all guarantees of the lessee’s obligations thereunder and together with all extensions, modifications and renewals thereof (hereinafter called the “Leases”), and (ii) all rents, royalties, issues, profits, revenue, income and proceeds of the Secured Property, whether now due, past due or to become due, including all prepaid rents and security deposits (collectively, the “Rents”), and confers upon Lender the right to collect such Rents with or without taking possession of the Secured Property. In the event that anyone establishes and exercises any right to develop, bore for or mine for any water, gas, oil or mineral on or under the surface of the Secured Property, any sums that may become due and payable to Trustor as bonus or royalty payments, and any damages or other compensation payable to Trustor in connection with the exercise of any such rights, shall also be considered Rents assigned under this Section 3.1. THIS IS AN ABSOLUTE ASSIGNMENT, NOT AN ASSIGNMENT FOR SECURITY ONLY.
  Section 3.2
  Grant of License. Notwithstanding the provisions of Section 3.1, Lender hereby confers upon Trustor a license (“License”) to collect and retain the Rents as they become due and payable, so long as no Event of Default (as defined in the Promissory
  Grant of License. Notwithstanding the provisions of Section 3.1, Lender hereby confers upon Trustor a license (“License”) to collect and retain the Rents as they become due and payable, so long as no Event of Default (as defined in the Promissory

  Note) shall exist and be continuing. If an Event of Default has occurred and is continuing, Lender shall have the right, which it may choose to exercise in its sole discretion, to terminate this License without notice to or demand upon Trustor, and without regard to the adequacy of the security for the Secured Obligations.  Upon an Event of Default that is continuing, Trustor hereby authorizes and directs the lessees and tenants under the Leases that, upon written notice from Lender, all Rents shall be paid directly to Lender as they become due.  Trustor hereby relieves the lessees and tenants from any liability to Trustor by reason of the payment of the Rents to Lender.  Nevertheless, Trustor shall be entitled to collect the Rents until Lender notifies the lessees and tenants in writing to pay the Rents to Lender.  Lender is hereby authorized to give such notification only upon the occurrence of an Event of Default and at any time thereafter while such Event of Default is continuing. Receipt and applicable of the Rents by Lender shall not constitute a waiver of any right of Lender under this Deed of Trust or applicable law, shall not cure any Event of Default hereunder, and shall not invalidate or affect any act done in connection with such Event of Default, including, without limitation, any trustee’s sale or foreclosure proceeding.
  Section 3.3
  Leases. Trustor represents and warrants that: (i) the Leases are in full force and effect and have not been modified or amended, in any material way; (ii) the Rents have not been waived, discounted, compromised, setoff or, except for security deposits, paid more than one (1) month in advance; (iii) there are no other assignments, transfers, pledges or encumbrances of any Leases or Rents; and (iv) neither Trustor nor the lessees and tenants are in material default under the Leases as of the date hereof.
  Section 3.4
  Performance of Leases. Trustor shall (i) fulfill or perform each and every term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder unless in Trustor’s good faith business judgement such non-performance is in the best interest of Trustor; (ii) give prompt notice to Lender of any notice received by Trustor of default thereunder or of any alleged material default or failure of performance that could become a material default thereunder, together with a complete copy of any such notice; and (iii) enforce, short of termination thereof, the performance or observance of each and every term, covenant and provision of each Lease to be performed or observed by the lessees and tenants thereunder unless in Trustor’s good faith business judgement such non-enforcement is in the best interest of Trustor.
  Section 3.5
  Modification of Leases. Trustor, without the prior written consent of Lender not to be unreasonably withheld, shall not: (i) cancel or accept the surrender of any Lease unless in Trustor’s good faith business judgement such cancelation or acceptance is in the best interest of Trustor; (ii) assign, transfer, pledge or encumber, the whole or any part of the Leases and Rents to anyone other than Lender; (iii) except as otherwise provided herein, accept any Rents more than one (1) month in advance of the accrual thereof; or (iv) do or permit anything to be done, the doing of which, or omit or refrain from doing anything, the omission of which, could be a material breach or default under the terms of any Lease or a basis for termination thereof.
  Section 3.6

  Lender. Lender does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon Trustor as though this assignment had not been made. Lender shall not be liable for the failure or inability to collect any Rents, unless due to Lender’s gross negligence or willful misconduct.
  Section 3.7
  Mortgagee In Possession. Neither the assignment of Rents and Leases contained herein or in any separate assignment nor the exercise by Lender of any of its rights or remedies thereunder or in connection therewith, prior to Lender obtaining actual possession of the Secured Property as provided in Articles 6 (Remedies) hereof, shall constitute Lender a “mortgagee in possession” or otherwise make Lender responsible or liable in any manner with respect to the Secured Property or the occupancy, operation or use thereof. In the event Lender, or its affiliate, obtains actual possession or control of the Secured Property as provided in Articles 6 (Remedies) hereof, Lender shall be deemed a “mortgagee in possession” in which case Lender shall have the rights, and Lender’s liability shall be limited, as provided in that Section.
  ARTICLE 4
  SECURITY INTEREST IN RELATED PERSONALTY.
  Section 4.1
  Grant of Security Interest. This Deed of Trust shall also constitute a “Security agreement,” as that term is defined in the Uniform Commercial Code as in effect from time to time in the State of North Carolina, and Trustor hereby grants to Lender a security interest in, and pledges and assigns to Lender, all of Trustor’s right, title and interest, whether presently existing or hereafter acquired in and to all of the following property (collectively, the “Personalty”):
  (a)
  All goods, inventory, fixtures, accounts, general intangibles, software, investment property, instruments, letters of credit, letterofcredit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the Uniform Commercial Code, and all other personal property of any kind or character, now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Secured Property, including, without limitation, furniture, furnishings, materials, supplies, tools, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements (to the extent assignable), rights of Trustor under leases of fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Trustor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy,
  All goods, inventory, fixtures, accounts, general intangibles, software, investment property, instruments, letters of credit, letterofcredit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the Uniform Commercial Code, and all other personal property of any kind or character, now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Secured Property, including, without limitation, furniture, furnishings, materials, supplies, tools, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements (to the extent assignable), rights of Trustor under leases of fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Trustor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Secured Property;

  (b)
  All reserves, escrows or impounds required under Section 5.20 (Reserves) and all deposit accounts (including accounts holding security deposits) maintained by Trustor with respect to the Secured Property;

  (c)
  All crops growing or to be grown on the Land (and after severance from the Land); all standing timber upon the Land (and after severance from the Land); all sewer, water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant to the Land) and all evidence of ownership rights pertaining to such water or water rights, ownership of which affect the Land; and all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of any part of the Premises, and all amendments and modifications thereof;

  (d)
  To the extent assignable, all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Secured Property;

  (e)
  All permits, licenses and claims to or demands for the voluntary or involuntary conversion of any of the Land, Improvements, or other Secured Property into cash or liquidated claims, proceeds of all present and future fire, hazard or casualty insurance policies relating to the Land and the Improvements, whether or not such policies are required by Lender, and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any breach of warranty, misrepresentation, damage or injury to, or defect in, the Land, Improvements, or other Secured Property or any part of them; and

  (f)
  All substitutions, replacements, additions, and accessions to any of the above property, and all books, records and files relating to any of the above property, including, without limitation, all general intangibles related to any of the above property and all proceeds of the above property.

  ARTICLE 5
  RIGHTS AND DUTIES OF THE PARTIES.

  Trustor warrants, represents and covenants to Lender as follows:

  Section 5.1
  Title to Secured Property and Lien of This Instrument. Trustor lawfully possesses and holds fee simple title to all of the Land and the Improvements, and owns the Secured Property free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Secured
  Title to Secured Property and Lien of This Instrument. Trustor lawfully possesses and holds fee simple title to all of the Land and the Improvements, and owns the Secured Property free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Secured

  Property. This Deed of Trust creates a valid, enforceable first priority lien on, and security interest against, as applicable, the Secured Property. Trustor will cooperate with Lender in obtaining control (for lien perfection purposes under the Uniform Commercial Code) with respect to any Secured Property consisting of deposit accounts, investment property, letter of credit rights or electronic chattel paper.
  Section 5.2
  First Lien Status; Protection of Beneficiary’s Security. At Trustor’s sole expense, Trustor shall preserve, protect and defend (a) the first lien and security interest status of this Deed of Trust and the other Loan Documents, (b) title to and right of possession of the Secured Property, and (c) the rights and powers of Lender and Trustee created under it, against all adverse claims. Trustor shall give Lender and Trustee prompt notice in writing if any claim is asserted which does or could affect any of these matters, or if any action or proceeding is commenced which alleges or relates to any such claim. If any such action or proceeding is commenced or if Lender or Trustee is made a party to any such action or proceeding by reason of this Deed of Trust, or if Trustor fails to perform any obligation on its part to be performed hereunder after notice and opportunity to cure, then Lender, in its discretion, may make any appearances, disburse any sums, make any entries upon the Premises and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust, to remedy Trustor’s failure to perform its obligations (without, however, waiving any default by Trustor) or otherwise to protect Lender’s interests. Trustor will pay all losses, damages, fees, costs and expenses, including reasonable attorneys’ fees, of Lender and Trustee thus incurred. This paragraph shall not be construed to require Lender or Trustee to incur any expenses, make any appearances or take any actions.
  Section 5.3
  Payment and Performance. Trustor shall pay and perform the Secured Obligations in full when they are due and required to be paid and performed as provided in the Loan Documents.
  Section 5.4
  Payment of Taxes, Utilities, Liens and Charges.
  (a)
  Taxes and Assessments. Trustor agrees to pay prior to delinquency directly to the payee thereof all taxes, levies, charges and assessments (including without limitation, assessments on appurtenant water stock and non-governmental levies or assessments such as maintenance charges, owner association dues or charges, or fees, levies or charges resulting from covenants, conditions or restrictions) levied, assessed or charged against or with respect to the Premises or this Deed of Trust, or which may cause any decrease in the value of the Secured Property or any part of it. Upon request, Trustor shall promptly furnish to Lender all notices of amounts due under this subparagraph and all receipts evidencing such payments. Trustor may contest any such taxes or assessments by appropriate proceedings duly instituted and diligently prosecuted at Trustor’s expense and Trustor shall not be obligated to pay such taxes or assessments while such contest is pending so long as (i) the Premises is not thereby subjected to imminent loss or forfeiture and, (ii) if Trustor has not provided evidence that it has deposited the entire amount assessed with the applicable governmental authority, it deposits the entire amount together with projected penalties and interest
  Taxes and Assessments. Trustor agrees to pay prior to delinquency directly to the payee thereof all taxes, levies, charges and assessments (including without limitation, assessments on appurtenant water stock and non-governmental levies or assessments such as maintenance charges, owner association dues or charges, or fees, levies or charges resulting from covenants, conditions or restrictions) levied, assessed or charged against or with respect to the Premises or this Deed of Trust, or which may cause any decrease in the value of the Secured Property or any part of it. Upon request, Trustor shall promptly furnish to Lender all notices of amounts due under this subparagraph and all receipts evidencing such payments. Trustor may contest any such taxes or assessments by appropriate proceedings duly instituted and diligently prosecuted at Trustor’s expense and Trustor shall not be obligated to pay such taxes or assessments while such contest is pending so long as (i) the Premises is not thereby subjected to imminent loss or forfeiture and, (ii) if Trustor has not provided evidence that it has deposited the entire amount assessed with the applicable governmental authority, it deposits the entire amount together with projected penalties and interest with Lender or provides other security satisfactory to Lender in its reasonable discretion.

  (b)
  Utilities. Trustor will pay when due all utility charges and assessments for services furnished the Premises.

  (c)
  Liens and Charges. Trustor will pay when due the claims of all Persons supplying labor or materials at the request of or with authorization from Trustor to or in connection with the Premises. Without waiving the restrictions of Section 5.17 (Restrictions on Transfer or Encumbrance of the Premises) hereof, Trustor will promptly discharge any lien or other charge, whether superior or inferior to this Deed of Trust, which may be claimed against the Premises. Notwithstanding the foregoing provisions of this paragraph, Trustor, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any mechanic’s lien, but only if (i) Trustor notifies Lender in writing at least ten (10) days in advance of the expected commencement of such proceedings, (ii) no portion of the Premises is in danger of being sold or forfeited by virtue of, or during the duration of, such proceedings, (3) if required by Lender, Trustor deposits with Lender reserves sufficient to pay the contested mechanic’s lien in full, plus any interest and costs that may be assessed or recoverable in connection therewith, through the proceedings or otherwise, and (4) Trustor furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender in connection with allowing Trustor to commence the proceedings.

  Section 5.5
  Maintenance of Rights of Way, Easements and Licenses. Trustor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, and entitlements necessary for the use of the Secured Property and will not, without the prior consent of Lender, not to be unreasonably withheld, conditioned or delayed, actively consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Secured Property. Trustor shall comply with all restrictive covenants affecting the Secured Property, and all zoning ordinances and other public or private restrictions as to the use of the Secured Property.
  Section 5.6
  Right of Entry and Inspection. Trustor shall permit Lender, and Lender’s agents, representatives and employees to make reasonable entries upon and inspection of the Land and Improvements, provided that Lender shall give Trustor notice prior to any such inspection specifying reasonable cause therefor related to Lender’s interest in the Secured Property. Notwithstanding any other provision herein, entry by Lender and/or its employees, contractors, or agents under this Section 5.6 or under any other provision herein shall be made subject to the rights of tenants occupying such Land and Improvements under their lease agreements.
  Section 5.7
  Hazardous Substances.
  The term “Environmental Law” shall mean any federal, state or local statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environment, including,

  without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”); and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. (“RCRA”), and all rules adopted and guidelines promulgated pursuant to the foregoing.
  (a)
  Definition of “Hazardous Substance”. “Hazardous Substance” means any hazardous, toxic or dangerous substance, waste or material which is or becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or clean up, including without limitation any substance, waste or material which (A) are included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” or “solid waste” in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., and in the regulations promulgated pursuant thereto, (B) are substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto); (C) are defined as a “hazardous waste” under or pursuant to the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), or (D) are, or that become regulated under, or that are classified as hazardous or toxic under, any Environmental Law.

  (b)
  Representations and Warranties. Trustor represents and warrants to Lender that: (i) to the best of Trustor’s knowledge, no asbestos has ever been used in the construction, repair or maintenance of any building, structure or other improvement now or heretofore located on the Land; (ii) to the best of Trustor’s knowledge, no Hazardous Substance is currently being generated, manufactured, refined, transported, treated, stored, handled or disposed of, transferred, produced or processed on, under or about the Premises, except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws; (iii) Trustor has ever caused or permitted any Hazardous Substance to be generated, manufactured, refined, transported, treated, stored, handled or disposed of, transferred, produced or processed on, under or about the Premises, except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws; (iv) Trustor has not received any notice of any actual or alleged violation with respect to the Premises of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances; and (v) neither Trustor nor, to the best of Trustor’s knowledge, the Premises is subject to any governmental or judicial claim, order, judgment or lien with respect to the clean-up of Hazardous Substances at or with respect to the Premises.

  (c)
  No Future Hazardous Substances. Trustor will not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process any Hazardous Substance (as defined in this Deed of Trust), nor shall Trustor cause or permit, as a result of any intentional or unintentional act or omission on the part of Trustor or any tenant, subtenant or other user or occupier of the Premises, a releasing, spilling, leaking, pumping, pouring, emitting, emptying or
  No Future Hazardous Substances. Trustor will not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process any Hazardous Substance (as defined in this Deed of Trust), nor shall Trustor cause or permit, as a result of any intentional or unintentional act or omission on the part of Trustor or any tenant, subtenant or other user or occupier of the Premises, a releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of any Hazardous Substance onto the Premises or any other property or into any waters, except in compliance with all such laws. Notwithstanding anything to the contrary, however, Trustor shall not cause or permit the installation, operation or presence on the Land of any underground storage tank or system used or to be used for the storage, handling or dispensing of petroleum or any other substance regulated under the Resource Conservation and Recovery Act (42 USC § 6901 et seq.), as now or hereafter amended, or any state or local statute, ordinance, rule, regulation or other law now or hereafter in effect regulating underground storage tanks or systems.

  (d)
  Notification; Clean Up. Trustor will promptly notify Lender if Trustor becomes aware of (i) any Hazardous Substance problem or liability with respect to the Premises, (ii) any actual or alleged violation with respect to the Premises of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances, or (iii) any lien or action with respect to any of the foregoing. Trustor will, at its sole expense, take or cause to be taken all actions as may be necessary or advisable for the clean-up of Hazardous Substances on or with respect to the Premises, including, without limitation, all removal, containment and remedial actions in accordance with all applicable laws and in all events in a manner satisfactory to Lender, and shall further pay or cause to be paid all clean-up, administrative and enforcement costs of governmental agencies with respect to Hazardous Substances on or with respect to the Premises if obligated to do so by contract or by law.

  (e)
  Verification. For the purposes of inspecting the Premises to ascertain the accuracy of all representations and warranties in this Deed of Trust relating to Hazardous Substances, and the observance of all covenants contained in this Section, (i) upon reasonable notice to Trustor, Lender is hereby authorized to enter and inspect the Premises, including the interior of any structures, at reasonable times and after reasonable notice; and (ii) if and at any time Hazardous Substances are being handled on the Premises, Trustor shall furnish Lender with such information and documents as may be reasonably requested by Lender to confirm that such Hazardous Substances are being handled in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws.

  (f)
  Indemnity for Certain Matters. Trustor shall be responsible for, and indemnify, defend, and hold harmless the Lender from and against, any claim, judgment, loss, damage, demand, cost, expense or liability, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or after the date of this Deed of Trust) of Hazardous Substances on, in, under or about the Premises including all costs and expenses incurred by the Lender, including reasonable attorneys’ and consultants’ fees. The foregoing indemnification obligation shall be limited to the actual damages incurred by Lender, including all advances or payments paid or agreed to be paid by Lender pursuant to its rights to require environmental assessments, join or participate in any proceedings, cure the Trustor’s default or enforce its remedies, (a) prior to any judicial foreclosure of this
  Indemnity for Certain Matters. Trustor shall be responsible for, and indemnify, defend, and hold harmless the Lender from and against, any claim, judgment, loss, damage, demand, cost, expense or liability, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or after the date of this Deed of Trust) of Hazardous Substances on, in, under or about the Premises including all costs and expenses incurred by the Lender, including reasonable attorneys’ and consultants’ fees. The foregoing indemnification obligation shall be limited to the actual damages incurred by Lender, including all advances or payments paid or agreed to be paid by Lender pursuant to its rights to require environmental assessments, join or participate in any proceedings, cure the Trustor’s default or enforce its remedies, (a) prior to any judicial foreclosure of this

  Deed of Trust or deed delivered and accepted in lieu thereof, or (b) prior to any nonjudicial foreclosure of this Deed of Trust or deed delivered and accepted in lieu thereof. The obligations of the Trustor under this Section shall be mutually exclusive of any liabilities arising after a nonjudicial foreclosure of this Deed of Trust or the delivery and acceptance of a deed in lieu of such nonjudicial foreclosure, which are evidenced by the Environmental Indemnity, and are not secured hereby.  For clarity and notwithstanding the foregoing, Trustor shall have no liability for any damages incurred by or asserted against Trustor concerning Hazardous Substances to the extent that such were caused by actions, conditions or events that first occurred after Lender or any affiliate thereof (or any purchaser at a foreclosure sale, pursuant to a deed in lieu transaction or any similar transaction) acquired title to the Property and such damages were not caused by the direct or indirect actions of Trustor.

  Section 5.8
  Name and Location; Organizational Matters; Litigation; Other Consents and Agreements; ERISA; Existence.
  (a)
  Name and Location of Trustor. Trustor represents and warrants to Lender that it is a [__________] organized under the laws of the State of [__________], whose principal place of business or its chief executive office (if it has more than one place of business) is located at the address set forth for Trustor in Section 7.21 (Notices). Trustor further represents and warrants to Lender that the exact legal name for Trustor is as set forth in the opening paragraph of this Deed of Trust. Trustor covenants that it will give Lender thirty (30) days’ prior written notice of any act, event or occurrence which will cause the representations and/or warranties in this paragraph to become untrue in any respect.

  (b)
  Good Standing. Trustor represents and warrants to Lender that it is validly existing and in good standing under the laws of the State of [__________] and is authorized to transact business in the State of North Carolina if not organized in North Carolina, and it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

  (c)
  Authorization. Trustor represents and warrants to Lender that the execution of this Deed of Trust, the other Loan Documents and the Environmental Indemnity have been duly authorized and there is no provision in the organizational documents of Trustor requiring further consent for such action by any other Person.

  (d)
  No Litigation. Trustor represents and warrants to Lender that Trustor, is not involved in any litigation, arbitration, or other proceeding or governmental investigation pending which if determined adversely would materially adversely affect Trustor’s ability to perform in accordance with the Promissory Note, any other Loan Document, or the Environmental Indemnity. Trustor shall give prompt written notice to Lender of any such pending or threatened matter.

  (e)

  No Other Consents. Trustor represents and warrants to Lender that to the best of Trustor’s knowledge, no consent, approval, authorization or order of any court or Governmental Authority is required for the execution, delivery and performance by Trustor of, or compliance by Trustor with, this Deed of Trust or any of the other Loan Documents or the Environmental Indemnity or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by Trustor.

  (f)
  No Plan Assets. Trustor represents and warrants to Lender that (i) Trustor is acting on its own behalf and Trustor is not an employee benefit plan as defined in Section 3(3) of ERISA, which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Code (each of the foregoing hereinafter referred to collectively as a “Plan”); and (ii) Trustor’s assets do not constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of ERISA. Trustor shall not be reconstituted as a Plan or as an entity whose assets constitute “plan assets.”

  (g)
  Existence; Compliance with Governmental Requirements. Trustor shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all present and future governmental requirements affecting or relating to Trustor, Trustor’s business, and the Premises. Trustor shall not use or permit the use of the Premises, or any part thereof, for any illegal purpose. Trustor shall furnish to Lender, on request, reasonably satisfactory proof of compliance with any governmental requirement.

  Section 5.9
  Preservation and Maintenance of Premises; Right of Entry.
  (a)
  Preservation and Maintenance. Trustor (i) will not commit, permit to occur or suffer any waste or impairment or deterioration of the Premises, (ii) will not abandon the Premises, (iii) will restore or repair promptly and in a good and workmanlike manner all or any part of the Premises to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, to the extent insurance proceeds, less applicable deductibles, are available to cover the costs of such restoration or repair, (iv) will keep the Premises, including improvements, fixtures, equipment, machinery and appliances thereon, in good condition and repair and will replace fixtures, equipment, machinery and appliances of the Premises when necessary to keep such items in good condition and repair, and (v) will generally operate and maintain the Premises in a commercially reasonable manner for its intended use and occupancy.

  (b)
  Alterations. No building or other permanent improvement on the Land will be structurally altered, removed or demolished, in whole or in part, in any material way without Lender’s prior written consent, not to be unreasonably withheld, conditioned or delayed, nor will any fixture or chattel covered by this Deed of Trust and adapted to the use and enjoyment of the Land be removed at any time without like consent unless actually replaced by an article of equal suitability, owned by Trustor,
  Alterations. No building or other permanent improvement on the Land will be structurally altered, removed or demolished, in whole or in part, in any material way without Lender’s prior written consent, not to be unreasonably withheld, conditioned or delayed, nor will any fixture or chattel covered by this Deed of Trust and adapted to the use and enjoyment of the Land be removed at any time without like consent unless actually replaced by an article of equal suitability, owned by Trustor, free and clear of any lien or security interest except such as may be approved in writing by Lender.

  (c)
  Waiver of Right to Partition. Trustor irrevocably waives and covenants with Lender not to pursue any partition of the Premises or any portion or proceeds thereof so long as any portion of the Secured Obligations remains outstanding.

  Section 5.10
  Use of Premises. Trustor will comply with, and will use commercially reasonable efforts to cause all tenants, invitees and other users of the Premises to comply with, all federal, state and municipal laws, ordinances, regulations and requirements of any governmental body, and all other covenants, conditions and restrictions, applicable to the Premises, and pay all taxes, fees and charges in connection therewith. The Premises may not be converted to a cooperative or condominium without Lender’s prior written consent, which consent may be withheld in Lender’s sole and absolute discretion. Unless required by applicable law or unless Lender has otherwise agreed in writing, Trustor will not allow changes in the use for which all or any part of the Premises was intended at the time this Deed of Trust was executed. Trustor will not initiate a change in the zoning classification of the Premises without Lender’s prior written consent.
  Section 5.11
  Use of Proceeds; Commercial Purpose. Trustor shall use the proceeds of the Loan exclusively for commercial, business or investment purposes.
  Section 5.12
  Other Covenants. All of the covenants in the Promissory Note are incorporated herein by reference and, together with covenants in this Article 5, shall be covenants running with the land.
  Section 5.13
  No Agricultural Use. The Land is not used principally for agricultural or farming purposes.
  Section 5.14
  Insurance Requirements.
  (a)
  Policies. Trustor shall keep all Improvements now or hereafter placed on the Land continuously insured against loss by fire or other hazards from time to time required by Lender in such amounts as are customary and as Lender may reasonably require. All such policies (including renewals thereof), shall be: (a) issued by an insurance carrier acceptable to Lender who is qualified and licensed to provide insurance in the State of North Carolina, (b) name Lender as additional insured, lender loss payee, and/or mortgagee, as appropriate, (c) provide that the insurance carrier shall notify Lender at least thirty (30) days before cancellation, termination or any material change of coverage, and (d) otherwise be in form and substance and contain such endorsements satisfactory to Lender. Any amount collected under any such insurance policy may be applied upon the Secured Obligations in such order as Lender shall determine. Such application by Lender shall not cause discontinuance of any proceedings to foreclose this Deed of Trust. In the event of foreclosure, all rights of Trustor in insurance policies then in force shall pass to the purchaser at the foreclosure
  Policies. Trustor shall keep all Improvements now or hereafter placed on the Land continuously insured against loss by fire or other hazards from time to time required by Lender in such amounts as are customary and as Lender may reasonably require. All such policies (including renewals thereof), shall be: (a) issued by an insurance carrier acceptable to Lender who is qualified and licensed to provide insurance in the State of North Carolina, (b) name Lender as additional insured, lender loss payee, and/or mortgagee, as appropriate, (c) provide that the insurance carrier shall notify Lender at least thirty (30) days before cancellation, termination or any material change of coverage, and (d) otherwise be in form and substance and contain such endorsements satisfactory to Lender. Any amount collected under any such insurance policy may be applied upon the Secured Obligations in such order as Lender shall determine. Such application by Lender shall not cause discontinuance of any proceedings to foreclose this Deed of Trust. In the event of foreclosure, all rights of Trustor in insurance policies then in force shall pass to the purchaser at the foreclosure sale. Trustor represents and warrants that it will provide proof of the insurance required to Lender on not less than an annual basis.
  (b)
  Assignments as Security. As security for the Secured Obligations, Trustor hereby assigns to Lender all required insurance policies, together with all monies and proceeds thereof, rights thereto and all unearned premiums returnable upon cancellation (all such assigned items constituting “Secured Property” for purposes of this Deed of Trust).
  (c)
  Payment; Renewals. Trustor shall promptly furnish to Lender all renewal notices relating to insurance policies. Trustor shall pay all premiums on insurance policies directly to the carrier. At least thirty (30) days prior to the expiration date of each such policy, Trustor shall furnish to Lender a renewal policy in a form acceptable to Lender, together with evidence that the renewal premium has been paid.
  Section 5.15
  Insurance Proceeds.
  (a)
  In the event of any loss resulting in a claim exceeding the lesser of (i) Trustor’s commercially reasonable deductible amount and (ii) [Ten Thousand and No/100 Dollars ($10,000.00)], Trustor will give prompt written notice thereof to the insurance carrier and Lender.
  (b)
  Except as may otherwise be required by applicable law, Lender shall apply any insurance proceeds received hereunder first to the payment of the costs and expenses incurred in the collection of the proceeds and shall then apply the balance (the “Net Proceeds”), in its absolute discretion and without regard to the adequacy of its security, to:
  (1)
  The payment of indebtedness secured hereby, whether then due and payable or not. Any such application of proceeds to principal on the Promissory Note shall be without the imposition of any prepayment fee otherwise payable under the Promissory Note, but shall not extend or postpone the due dates of the installment payments under the Promissory Note or change the amounts thereof; or
  (2)
  The reimbursement of Trustor, under Lender’s prescribed disbursement control procedures, for the cost of restoration or repair of the Premises. Lender may, at its option, condition the reimbursement on Lender’s approval of the plans and specifications of the reconstruction, contractor’s cost estimates, construction budget and schedule, architects’ certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments and satisfaction of liens as Lender may reasonably require.
  (c)
  Notwithstanding the provisions of Section 5.15(b), Lender agrees that the Net Proceeds from a loss described in this Section will be made available under
  Notwithstanding the provisions of Section 5.15(b), Lender agrees that the Net Proceeds from a loss described in this Section will be made available under

  Section 5.15(b)(2) above to reimburse Trustor, or pay directly for the cost of restoration or repair of the Premises, provided that each of the following conditions is satisfied:
  (1)
  At the time the proceeds are received, and all times during the restoration or repair of the Premises, no event or circumstance exists which is or which with the passage of time, the giving of notice, or both will constitute an Event of Default;
  (2)
  The Net Proceeds are less than the indebtedness then secured by this Deed of Trust;
  (3)
  The Net Proceeds are received more than one (1) year prior to the maturity date of the Promissory Note;
  (4)
  Trustor gives Lender written notice within thirty (30) days after the proceeds are received that it intends to restore or repair the Premises and requests that the Net Proceeds be made available therefor, and Trustor thereafter promptly commences the restoration or repair and completes the same with reasonable diligence in accordance with plans and specifications approved by Lender, which approval shall not be unreasonably withheld;
  (5)
  The Net Proceeds are sufficient, in Lender’s judgment, to restore or repair the Premises substantially to its condition prior to the damage or destruction or, if in Lender’s reasonable business judgment they are not, Trustor deposits with Lender funds in an amount equal to the deficiency, which funds Lender may, at its option, require be expended prior to use of the Net Proceeds; and
  (6)
  Lender receives evidence satisfactory to Lender that the Premises can lawfully be restored or repaired to its condition prior to the damage and destruction and that, upon completion of the restoration or repair, the Premises can be operated substantially as it was before and will produce substantially as much income from tenant leases as it did before the damage or destruction.
  (d)
  Except to the extent, if any, that insurance proceeds are applied to payment of the Secured Obligations, nothing herein contained shall be deemed to excuse Trustor from restoring, repairing or maintaining the Premises as provided in Section 5.9 (Preservation and Maintenance of Premises; Right of Entry), regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount.
  (e)
  If the Premises is sold pursuant to Section 5.17 (Restrictions on Transfer or Encumbrance of the Premises) or Article 6 (Remedies), or if Lender otherwise acquires title to the Premises, Lender shall have all of the right, title and interest of Trustor in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Premises prior to such sale or acquisition.
  Section 5.16

  Condemnation.
  (a)
  Proceedings. Trustor will promptly notify Lender of any action or proceeding relating to any condemnation or other taking (including without limitation change of grade), whether direct or indirect, of the Premises or part thereof or interest therein, and Trustor will appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Trustor grants Lender a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to commence, appear in and prosecute, in Lender’s or Trustor’s name, any action or proceeding relating to any such condemnation or other taking, and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that Lender shall have no obligation to do so. All awards, payments, damages, direct, consequential and otherwise, claims, and proceeds thereof, in connection with any such condemnation or other taking, or for conveyances in lieu of condemnation, are hereby absolutely and irrevocably assigned to Lender (all such assigned items constituting “Premises” for purposes of this Deed of Trust); and Trustor hereby authorizes the payor to pay to Lender, all proceeds of any such awards, payments, damages or claims shall be paid to Lender.
  (b)
  Application of Proceeds. Lender shall apply any such proceeds in the manner and upon the terms and conditions set forth in Section 5.15(b) and Section 5.15(c) relating to the application of insurance proceeds.  For clarity, any application of condemnation proceeds to principal on the Promissory Note shall be without the imposition of any prepayment fee otherwise payable under the Promissory Note.
  Section 5.17
  Restrictions on Transfer or Encumbrance of the Premises.
  (1)
  A “Transfer” is, whether voluntary or involuntary, by operation of law or otherwise: a transfer of 50% or more of the voting securities (“Change in Control”) of Trustor’s manager Arrived Holdings, Inc., a Delaware corporation (“Manager”) to a person who is not now a shareholder or owner of Manager (“Change in Control Transfer”). Notwithstanding the foregoing, there is no Change in Control in the event there is a Change in Control of Manager in connection with a sale, merger, division, consolidation or reorganization, or asset sale, provided that all of the following conditions are satisfied (a “Permitted Change in Control Transfer”):  (a) there is no uncured Event of Default; (b) in the event of a Change in Control, manager’s successor shall have a net worth at least equal to manager’s net worth as of the day prior to the proposed Change in Control; and (c) Mortgagor shall give Lender written notice prior to the effective date of the Change in Control Transfer. Trustor’s notice to Lender shall include information and documentation evidencing the Permitted Change in Control Transfer and showing that each of the above conditions has been satisfied.  The foregoing is herein referred to as permitted transfer, which may be made without Lender’s prior consent.

  (b)

  Except as provided herein, no Transfer is permitted without the prior written consent of Lender, which Lender may withhold in its sole and absolute discretion. With respect to each and every Transfer for which Lender has agreed to provide consent, Trustor shall give Lender (1) prior written notice of the proposed Transfer, (2) copies of all transfer documentation, and (3) a $2,000 transfer review fee, which transfer fee shall be nonrefundable, fully earned by Lender upon receipt, and not applied to the outstanding balance of the Loan. Notwithstanding the foregoing, no Transfer shall be permitted if the transferee or any affiliate of the transferee is a Person (a) that is listed in the Annex to, or is otherwise subject to the provisions of, EO 13224; (b) whose name appears on the OFAC most current list of “Specifically Designated National and Blocked Persons -- (which list may be published from time to time in various mediums, including, but not limited to, the OFAC website (http://www.treasury.gov/ofac/downloads/t11sdn/pdf); (c) who commits, threatens to commit or supports “terrorism,” as that term is defined in EO 13224; or (d) who is otherwise affiliated with any Person listed above. Lender’s consent to any Transfer or its waiver of an Event of Default by reason of a Transfer shall not constitute a consent or waiver of any right, remedy or power accruing to Lender by reason of any subsequent Transfer.
  (c)
  Except as provided herein, for any Transfer permitted under this Section, Lender may condition its consent upon, among other things, including: the Premises having been and assurances that it shall continue to be well maintained and managed in a manner satisfactory to Lender in its sole and absolute discretion; Lender’s approval of the Transfer terms, documents and background materials; there being no uncured Event of Default under this Deed of Trust; for any Transfer involving an interest in the Premises, Trustor furnishing an endorsement to Lender’s title insurance policy insuring the continued validity and priority of the lien of this Deed of Trust following the Transfer and such subordination agreements and other documents as may be required by Lender or its title company to issue the endorsement; and Trustor furnishing proof of payment of any taxes (or exemption therefrom) arising in connection with the Transfer. Unless Lender in its sole and absolute discretion otherwise agrees in writing at that time, no Transfer shall release the transferor from any liability under the Loan Documents or the Environmental Indemnity. By accepting a Transfer, the transferee assumes any and all liability of the transferor under the Loan Documents and the Environmental Indemnity to the extent the transferor has personal liability. At Lender’s request, the parties shall execute agreements, guaranties and indemnities in form and substance acceptable to Lender. Regardless whether Lender consents to a Transfer request, Trustor agrees to pay all of Lender’s reasonable and documented out-of-pocket expenses incurred in connection with any Transfer request, including without limitation title fees and reasonable attorneys’ fees and costs, and Lender may condition its willingness to consider a Transfer request upon a deposit to pay for Lender’s expenses.
  (d)
  Upon breach of this Section, Lender may declare all sums due under the Promissory Note and Deed of Trust immediately due and payable, unless prohibited by
  Upon breach of this Section, Lender may declare all sums due under the Promissory Note and Deed of Trust immediately due and payable, unless prohibited by applicable law, and Lender and Trustee may invoke any rights and remedies provided under Article 6 (Remedies).
  Section 5.18
  Reimbursement of Lender’s Expenses. Trustor agrees to pay all reasonable and documented expenses of Lender incurred in connection with the application for, processing of, drafting of, and making of the Loan, including, without limitation, title insurance premiums, escrow fees, search fees and related charges, survey costs, brokerage commissions, appraisal costs, inspections by professionals (for hazardous materials, asbestos, roof or building structural conditions, seismic analysis, etc.), recording charges, mortgage taxes, revenue stamps, Lender’s reasonable attorney’s fees, and escrow, settlement and disbursement charges and expenses. Without limiting the foregoing, all amounts disbursed by Lender pursuant to Section 5.2 (First Lien Status; Protection of Lender’s Security) or any other provision of this Deed of Trust or any other Loan Document, with interest thereon, shall be additional indebtedness of Trustor secured by this Deed of Trust. All such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the interest rate in effect on the Promissory Note from time to time, or at the maximum rate which may be collected from Trustor on such amounts by the payee thereof under applicable law if that is less.
  Section 5.19
  Books and Records; Financial Statements. Trustor will keep and maintain at Trustor’s address stated in Section 7.21 (Notices), or such other place as Lender may approve in writing, books of accounts and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases and other instruments which affect the Premises. Such books, records, contracts, leases and other instruments shall be subject to examination, inspection and copying at any reasonable time by Lender. Trustor will furnish to Lender, within ten (10) days after Lender’s request therefor, the following documents, each certified to Lender by Trustor as being true, correct and complete: (a) a copy of all leases and other agreements for the occupancy or use of all or any part of the Premises, (b) a rent roll for the Premises, showing the name of each tenant, and for each tenant, the unit occupied, the number of square feet rented, the lease expiration date, the rent payable, the date through which rent has been paid, the amount of any security deposit and the number and term of any renewal options, (c) a copy of the most recent real and personal property tax statements for the Premises, (d) a copy of the most recent statements for the insurance coverages maintained under Section 5.14 (Insurance Requirements) of this Deed of Trust, and (e) a statement of income and expenses of the Premises for the most recently ended fiscal year of Trustor. In addition, Trustor will furnish to Lender, within ten (10) days after Lender’s request therefor, complete and current financial statements, in reasonable detail and certified as correct by Trustor. Trustor hereby irrevocably authorizes Lender to obtain credit reports on Trustor on one or more occasions during the term of the Loan.
  Section 5.20
  Reserves.
  (a)
  Deposits. If there is an uncured Event of Default, Lender may require Trustor, at the time of making each installment payment under the Promissory Note, deposit with Lender a sum, as estimated by Lender, in its sole, but reasonable discretion, equal to (i) the rents under any ground lease, (ii) the taxes and special assessments next
  Deposits. If there is an uncured Event of Default, Lender may require Trustor, at the time of making each installment payment under the Promissory Note, deposit with Lender a sum, as estimated by Lender, in its sole, but reasonable discretion, equal to (i) the rents under any ground lease, (ii) the taxes and special assessments next due on the Premises, and (iii) the premiums that will next become due on insurance policies as may be required under this Deed of Trust, less all sums already deposited therefor, divided by the number of months to elapse at least thirty (30) days prior to the date when such rents, taxes, special assessments and premiums will become delinquent. Lender may require Trustor to deposit with Lender, in advance, such other sums for other taxes, assessments, premiums, charges and impositions in connection with Trustor or the Premises as Lender deems necessary, in its sole and absolute discretion, to protect Lender’s interests (herein “Other Impositions”). Such sums for Other Impositions shall be deposited in periodic installments, at Lender’s option. If required by Lender, Trustor will promptly deliver to Lender all bills and notices with respect to any rents, taxes, assessments, premiums and Other Impositions. All sums deposited with Lender under this paragraph (a) are hereby pledged as security for the Secured Obligations.
  (b)
  Application of Deposits. All such deposited sums shall be held by Lender and applied in such order as Lender elects to pay such rents, taxes, assessments, premiums and Other Impositions or, upon the occurrence of an uncured Event of Default, may be applied in whole or in part, to indebtedness secured hereby. The arrangement provided for in this Section is solely for the added protection of Lender and, except as may otherwise be required by applicable law, entails no responsibility on Lender’s part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon any assignment of this Deed of Trust by Lender, any funds on hand shall be turned over to the assignee and any responsibility of Lender with respect thereto shall terminate. Each transfer of the Premises shall automatically transfer to the transferee all rights of Trustor with respect to any funds accumulated hereunder. Upon payment in full of the Secured Obligations, Lender shall promptly refund to Trustor the remaining balance of any deposits then held by Lender without interest.
  (c)
  Adjustments to Deposits. If the total deposits held by Lender exceed the amount deemed necessary by Lender, in its sole and absolute discretion, to provide for the payment of such rents, taxes, assessments, premiums and Other Impositions as the same fall due, then such excess shall, provided no Event of Default then exists hereunder, be credited by Lender on the next due installment or installments of such deposits. If at any time the total deposits held by Lender is less than the amount deemed necessary by Lender to provide for the payment thereof as the same fall due, then Trustor will deposit the deficiency with Lender within thirty (30) days after written notice to Trustor stating the amount of the deficiency.
  Section 5.21
  Prohibited Person Compliance. For purposes of this paragraph, “Debtor Entity” means Trustor, any guarantor of the Loan, and any indemnitor under the Environmental Indemnity. Trustor warrants, represents and covenants that no Debtor Entity is or will be a Person (i) that is listed in the Annex to, or otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 (“EO 13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums, including, but not limited to, the OFAC
  Prohibited Person Compliance. For purposes of this paragraph, “Debtor Entity” means Trustor, any guarantor of the Loan, and any indemnitor under the Environmental Indemnity. Trustor warrants, represents and covenants that no Debtor Entity is or will be a Person (i) that is listed in the Annex to, or otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 (“EO 13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums, including, but not limited to, the OFAC website (http://www.treasury.gov/ofac); (iii) who commits, threatens to commit or supports “terrorism,” as that term is defined in EO 13224; or (iv) who is otherwise affiliated with any Person listed above (any and all parties or Persons described in subparts (i)-(iv) above are herein referred to as a “Prohibited Person”). Trustor covenants and agrees that no Debtor Entity will (A) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (B) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO 13224. Upon Lender’s request, Trustor further covenants and agrees to deliver to Lender any certification or other evidence as may be requested by Lender in its sole and absolute discretion, confirming that no Debtor Entity is a Prohibited Person or has taken any action described in subparts (A) and (B) above.
  Section 5.22
  Flood Zone. Trustor represents and warrants to Trustor’s knowledge that no portion of the Premises is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area. If determined at any time that any part of the Premises is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Trustor will also maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.
  Section 5.23
  Releases, Extensions, Modifications and Additional Security. Without affecting the personal liability of any Person, including Trustor, for the payment of the Secured Obligations or the lien of this Deed of Trust on the remainder of the Secured Property for the unpaid amount of the Secured Obligations, Trustor hereby agrees that Lender (or Trustee when requested to do so by Lender in writing) may perform any of the following acts:
  (a)
  consent to the making of any plat or map of the Secured Property or any part of it;
  (b)
  join in granting any easement or creating any restriction affecting the Secured Property;
  (c)
  join in any subordination or other agreement affecting this Deed of Trust or the lien of it; or
  (d)
  reconvey the Secured Property or any part of it without any warranty.
  Section 5.24
  Release. When all of the Secured Obligations have been paid in full and no further commitment to extend credit continues, Lender shall release the Secured Property, or so much of it as is then held under this Deed of Trust, from the lien of this Deed of
  Release. When all of the Secured Obligations have been paid in full and no further commitment to extend credit continues, Lender shall release the Secured Property, or so much of it as is then held under this Deed of Trust, from the lien of this Deed of

  Trust. In the event this Deed of Trust secures more than one legal parcel (or the Secured Property includes more than one legal parcel) and notwithstanding any other provision herein, Lender agrees that it shall upon request by Trustor provide Trustor with a release in form and substance satisfactory to Lender (a “Release”), regarding a portion of the Secured Property designated by Trustor for release and which is approved in writing by Lender in its sole discretion (each a “Release Parcel”), from this Deed of Trust upon the satisfaction of the following conditions, as determined solely by Lender:
  (a)
  No Default or Event of Default is then occurring, and no Default or Event of Default will result from the making of the Release;

  (b)
  Lender shall have received not less than fifteen (15) Business Days’ prior written notice of the estimated date of the proposed Release;

  (c)
  Lender shall have determined, in its sole discretion, that the portions of the Secured Property remaining subject to the lien of this Deed of Trust following any such partial release (the “Remaining Property”) shall have access at its boundary to and be adjacent to and contiguous with, publicly dedicated and improved roads or highways then in existence;

  (d)
  Lender shall have first received all of the following with respect to the Release Parcel and Remaining Property, at Borrower’s sole cost and expense:

  (1)
  payment to Lender in full of an amount equal to one hundred percent (100%) of the unpaid principal balance of Loan Amount allocated to such Release Parcel, as determined by Lender in its reasonable discretion (the “Release Price”), in certified funds (or other good and sufficient funds satisfactory to Lender in its sole discretion) which are immediately available to Lender without any escrow or other condition, all as determined solely, but reasonably by Lender; provided, however, that the amount of any payment made in connection with the delivery of a Release shall be in addition to all amounts due and payable by Borrower as of the date that payment thereof is made to Lender, including, without limitation, amounts due in connection with the Loan;

  (2)
  evidence that the Release Parcel and the Remaining Property are each legal parcels lawfully created in compliance with all applicable subdivision laws and ordinances;

  (3)
  evidence that the Remaining Property has the benefit of all utilities, easements, public and/or private streets, covenants, conditions and restrictions as may be necessary, in Lender’s reasonable opinion, for the use thereof;

  (4)
  evidence satisfactory to Lender that all taxes,
  evidence satisfactory to Lender that all taxes,

  bonds or assessments, which constitute a lien against the Secured Property have been properly allocated between the Release Parcel and the Remaining Property;

  (5)
  if any, payment of Lender’s out-of-pocket reasonable expenses, including, without limitation, the fees and expenses of counsel, in connection with the Release, the cost of all title insurance endorsements requested by Lender, and any trustee’s fees and recording costs in connection with the partial release;

  (6)
  such other documents, instruments and certifications as Lender may reasonably request; and

  (7)
  Lender shall have received, at Borrower’s sole cost and expense, all title insurance endorsements required by Lender with respect to the Title Policy.

  (e)
  Amounts received by Lender pursuant to this Section 5.24 shall be applied as follows:

  (1)
  FIRST, to the payment of any unpaid costs and expenses due in connection with the loan, including but not limited to, the Release Price;

  (2)
  SECOND, to any accrued and unpaid interest due in connection with the loan; and

  (3)
  LASTLY, to the outstanding principal balance of the Loan Amount.

  (f)
  Lender shall provide a Release in the ordinary course of business, only after Lender has received payment in full of the Release Price and upon the satisfaction of all other conditions set forth in this Section.

  Section 5.25
  Compensation and Reimbursement of Costs and Expenses.
  (a)
  Trustor shall pay or reimburse all of Lender’s reasonable and Trustee’s documented costs and expenses which are incurred in rendering services required under this Deed of Trust.
  (b)
  Trustor further agrees to pay or reimburse Lender for all reasonable and documented costs, expenses and other advances which may be incurred or made by Lender or Trustee to protect or preserve the Secured Property or to enforce any terms of this Deed of Trust, including the exercise of any rights or remedies afforded to Lender or Trustee or both of them under Article 6 (Remedies), whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of
  Trustor further agrees to pay or reimburse Lender for all reasonable and documented costs, expenses and other advances which may be incurred or made by Lender or Trustee to protect or preserve the Secured Property or to enforce any terms of this Deed of Trust, including the exercise of any rights or remedies afforded to Lender or Trustee or both of them under Article 6 (Remedies), whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of

  Trust, including attorneys’ fees and other legal costs, costs of any sale of the Secured Property and any cost of evidence of title.
  (c)
  Trustor shall pay all reasonable and documented obligations arising under this Section promptly upon demand by Trustee or Lender. Each such obligation shall be added to, and considered to be part of, the principal of the Secured Obligations, and if not paid within ten (10) days of notice thereof shall bear interest from the date the obligation arises at the rate provided in any instrument or agreement evidencing the Secured Obligations. If more than one rate of interest is applicable to the Secured Obligations, the highest rate shall be used for purposes hereof.
  Section 5.26
  Exculpation and Indemnification.
  (a)
  Unless due to Lender’s gross negligence or willful misconduct, Lender shall not be directly or indirectly liable to Trustor or any other Person as a consequence of any of the following:
  (1)
  Lender’s exercise of or failure to exercise any rights, remedies or powers granted to it in this Deed of Trust;
  (2)
  Lender’s failure or refusal to perform or discharge any obligation or liability of Trustor under any agreement related to the Secured Property or under this Deed of Trust;
  (3)
  Lender’s failure to produce Rents from the Secured Property or to perform any of the obligations of the lessor under any lease covering the Secured Property;
  (4)
  any waste committed by lessees of the Secured Property or any other parties, or any dangerous or defective condition of the Secured Property; or
  (5)
  any loss sustained by Trustor or any third party resulting from any act or omission of Lender in operating or managing the Secured Property upon exercise of the rights or remedies afforded Lender under Article 6 (Remedies), unless the loss is caused by the willful misconduct, gross negligence or bad faith of Lender, as determined by a court of competent jurisdiction on non-appealable order.
  Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Lender.

  (b)
  Trustor agrees to indemnify Lender against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, reasonable attorneys’ fees and other legal expenses which Lender may suffer or incur in performing any act required or permitted by this Deed of Trust or by law or because
  Trustor agrees to indemnify Lender against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, reasonable attorneys’ fees and other legal expenses which Lender may suffer or incur in performing any act required or permitted by this Deed of Trust or by law or because of any failure of Trustor to perform any of its obligations. This agreement by Trustor to indemnify Lender shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release of this Deed of Trust for twelve (12) months.
  Section 5.27
  Substitution of Trustee. From time to time, Lender may substitute a successor to any Trustee named in or acting under this Deed of Trust in any manner now or later to be provided at law, or by a written instrument executed and acknowledged by Lender and recorded in the office of the recorder of the county where the Secured Property is situated. Any such instrument shall be conclusive proof of the proper substitution of the successor Trustee, who shall automatically upon recordation of the instrument succeed to all estate, title, rights, powers and duties of the predecessor Trustee, without conveyance from it.
  Section 5.28
  [RESERVED]
  ARTICLE 6
  REMEDIES.
  Section 6.1
  Remedies. At any time after the occurrence of an uncured Event of Default, Lender and Trustee shall be entitled to invoke any and all of the rights and remedies described below, as well as any other rights and remedies authorized by law. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.
  Section 6.2
  Acceleration. Lender may declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Trustor), whereupon the same shall become immediately due and payable.
  Section 6.3
  Receiver. Lender and/or Trustee may apply to a court of competent jurisdiction for, and to the extent permitted by law, obtain from such court as a matter of strict right and without notice to Trustor or regard to the adequacy of the Secured Property for the repayment of the Secured Obligations, the appointment of a receiver of the Secured Property, and Trustor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Secured Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of the Promissory Note.
  Section 6.4
  Entry on Secured Property. Lender, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Secured Property, and in its own name or in the name of Trustor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and all other things in connection with those actions that Lender may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust, including, without limitation, take
  Entry on Secured Property. Lender, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Secured Property, and in its own name or in the name of Trustor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and all other things in connection with those actions that Lender may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust, including, without limitation, take exclusive possession of the Secured Property and of all books, records and accounts relating thereto, all in accordance with applicable laws. Such other things may include: entering into, enforcing, modifying, or canceling leases on such terms and conditions as Lender may consider proper; obtaining and evicting tenants; fixing or modifying Rents; completing any unfinished construction; contracting for and making repairs and alterations; performing such acts of cultivation or irrigation as necessary to conserve the value of the Secured Property; and preparing for harvest, harvesting and selling any crops that may be growing on the property. Trustor hereby irrevocably constitutes and appoints Lender as its attorneyinfact to perform such acts and execute such documents as Lender in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor’s name on any instruments. Trustor agrees to deliver to Lender all books and records pertaining to the Secured Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Lender in order to enable Lender to exercise its rights under this Section. If Trustor remains in possession of the Secured Property after an uncured Event of Default and without Lender’s prior written consent, Lender may invoke any legal remedies to dispossess Trustor in accordance with applicable law.
  Section 6.5
  Election to Cure. Either Lender or Trustee may cure any breach or default Trustor fails to cure, and if it chooses to do so in connection with any such cure, Lender or Trustee may also enter the Secured Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Lender or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Lender’s or Trustee’s sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Lender or Trustee to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Deed of Trust; otherwise caring for and protecting any and all of the Secured Property; and/or employing counsel, accountants, contractors and other appropriate Persons necessary to assist Lender or Trustee. Lender and Trustee may take any of the actions permitted hereunder either with or without giving notice to any Person.
  Section 6.6
  Action to Foreclose. Lender may bring an action in any court of competent jurisdiction to foreclose this instrument or to obtain specific enforcement of any of the covenants or agreements of this Deed of Trust.
  Section 1.2
  Power of Sale. Lender may instruct Trustee to exercise the power of sale granted hereunder and upon such instruction it shall be lawful for and the duty of Trustee, and Trustee is hereby authorized and empowered, to expose to sale and to sell the Secured Property or any part thereof at public sale for cash, in compliance with all applicable requirements of North Carolina law.  The sale or sales by Trustee of less than the whole of the Secured Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power, and in such order as Trustee may determine, until the whole of the Secured Property shall be sold; and if the proceeds of
  Power of Sale. Lender may instruct Trustee to exercise the power of sale granted hereunder and upon such instruction it shall be lawful for and the duty of Trustee, and Trustee is hereby authorized and empowered, to expose to sale and to sell the Secured Property or any part thereof at public sale for cash, in compliance with all applicable requirements of North Carolina law.  The sale or sales by Trustee of less than the whole of the Secured Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power, and in such order as Trustee may determine, until the whole of the Secured Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Secured Property shall be less than the aggregate of the Secured Obligations and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Secured Property just as though no sale or sales had been made; ; provided, however, that Trustor shall never have any right to require the sale or sales of less than the whole of the Secured Property, but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Secured Property. Neither Trustee nor Lender shall have any obligation to make demand on Trustor before any trustee’s sale. From time to time in accordance with then applicable law, Trustee may, and in any event at Lender’s request shall, postpone any trustee’s sale by public announcement at the time and place noticed for that sale.  Trustee may require minimum bids at any foreclosure sale and may cancel and abandon the sale if no bid is received that is equal to or greater than such minimum bid.  If foreclosure should be commenced by Trustee, Lender may at any time before the sale direct Trustee to abandon the sale for any reason, and may at any time or times thereafter direct Trustee to again commence foreclosure. At any trustee’s sale, Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States, or such other form of payment satisfactory to Trustee. Any Person, including Trustor, Trustee or Lender, may purchase at the trustee’s sale to the extent permitted by then applicable law. Lender shall have the benefit of any law permitting credit bids. Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any trustee’s sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.
  Section 6.7
  UCC Sale. Lender may proceed under the Uniform Commercial Code as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Lender or Trustee may sell the Personalty at a public sale to be held at the time and place specified in the notice of sale. It shall be deemed commercially reasonable for the Trustee to dispose of the Personalty without giving any warranties as to the Personalty and specifically disclaiming all disposition warranties. Alternatively, Lender may choose to dispose of some or all of the Secured Property, in any combination consisting of both personal property and real property, in one sale to be held in accordance with the law and procedures applicable to real property, as and to the extent permitted by Article 9 of the Uniform Commercial Code and other applicable law. agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property. With respect to any notices required or permitted under the Uniform Commercial Code, Trustor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable.
  Section 6.8
  Other. Lender and Trustee may exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, a judgment on any Loan Document either before, during or after any proceeding
  Other. Lender and Trustee may exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, a judgment on any Loan Document either before, during or after any proceeding to enforce this Deed of Trust), each in accordance with applicable law. To the fullest extent permitted under applicable law, Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the Uniform Commercial Code), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Trustor, or against the Secured Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Lender in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.  No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default.  No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing.  Lender may enforce any one or more remedies or rights hereunder successively or concurrently.
  Section 6.9
  Application of Sale Proceeds and Rents.
  (a)
  Lender and Trustee shall apply the proceeds of any sale of the Secured Property in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs, fees and expenses of the sale, including costs of evidence of title in connection with the sale; and, second, to pay all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose. The remainder, if any, shall be remitted to the Person or Persons entitled thereto.
  (b)
  Lender shall apply any and all Rents collected by it, and any and all sums other than proceeds of any sale of the Secured Property which Lender may receive or collect under Article 6 (Remedies), in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Trustee, Lender or any receiver; and, second, to pay all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose. The remainder, if any, shall be remitted to the Person or Persons entitled thereto. Lender shall have no liability for any funds which it does not actually receive.
  Section 6.10
  Release of and Resort to Collateral. Lender may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Secured Property, any part of the Secured Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Secured Property. For payment of the Secured Obligations, Lender may resort to any other security in such order and manner as Lender may elect.
  Section 6.11

  Discontinuance of Proceedings. If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender, to the extent permitted under applicable law, shall have the unqualified right to do so and, in such an event, Trustor and Lender shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Secured Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default. Trustor hereby expressly waives, to the extent permitted under applicable law, any and all benefits Trustor may have to claim or assert that the Secured Obligations have been reinstated in accordance with its terms following the withdrawal of any foreclosure proceedings by Lender, and acknowledges and agrees that reinstatement shall occur only upon written agreement of Lender.
  ARTICLE 7
  MISCELLANEOUS PROVISIONS.
  Section 7.1
  No Waiver or Cure.
  (a)
  Each waiver by Lender or Trustee must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Lender or Trustee to take action on account of any default of Trustor. Consent by Lender or Trustee to any act or omission by Trustor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Lender’s or Trustee’s consent to be obtained in any future or other instance.
  (b)
  If any of the events described below occurs after an uncured Event of Default and does not result in satisfying the Secured Obligations in full, that event alone shall not cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed); or impair the security of this Deed of Trust; or prejudice Lender, Trustee or any receiver in the exercise of any right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Lender of any tenancy, lease or option, or a subordination of the lien of this Deed of Trust:
  (1)
  Lender receives payment of any sum secured by this Deed of Trust after the due date thereof;
  (2)
  Lender, its agent or a receiver takes possession of all or any part of the Secured Property;
  (3)
  Lender collects and applies Rents, either with or without taking possession of all or any part of the Secured Property;
  (4)

  Lender receives and applies to any Secured Obligation proceeds of any Secured Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Lender under this Deed of Trust;
  (5)
  Lender makes a site visit, observes the Secured Property and/or conducts tests thereon;
  (6)
  Lender receives any sums under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations;
  (7)
  Lender, Trustee or any receiver performs any act which it is empowered or authorized to perform under this Deed of Trust or invokes any right or remedy provided under this Deed of Trust; or
  (1)
  Any notice of default and election to sell under this Deed of Trust is cancelled.
  Section 7.2
  Subrogation. To the extent proceeds of the Loan have been used to extinguish, extend or renew any indebtedness against the Secured Property, then Lender shall be subrogated to all of the rights, liens and interests existing against the Secured Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Lender.
  Section 7.3
  Promissory Note. If any conflict or inconsistency exists between this Deed of Trust and the Promissory Note, the Promissory Note shall govern.
  Section 1.3
  Powers of Lender and Trustee.
  (a)
  Trustee shall have no obligation to perform any act which it is empowered to perform under this Deed of Trust unless it is requested to do so in writing and is reasonably indemnified against loss, cost, liability and expense, if required hereunder.
  Section 7.4
  Lender may take any of the actions permitted under Section 6.3 (Receiver) or Section 6.4 (Entry on Secured Property), regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.
  (b)
  From time to time, Lender or Trustee may apply to any court of competent jurisdiction for aid and direction in executing the trust and enforcing the rights and remedies created under this Deed of Trust. Lender or Trustee may from time to time obtain orders or decrees directing, confirming or approving acts in executing this trust and enforcing these rights and remedies.
  Section 7.5

  Covenants Running with the Land. All obligations contained in this Deed of Trust are intended by Trustor and Lender to be, and shall be construed as, covenants running with the Secured Property. As used herein, “Trustor” shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Secured Property (without in any way implying that Lender has or will consent to any such conveyance or transfer of the Secured Property). All Persons who may have or acquire an interest in the Secured Property shall be deemed to have notice of, and be bound by, the terms of the Promissory Note and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Lender.
  Section 7.6
  Additional Documents; Power of Attorney. Trustor, from time to time, will execute, acknowledge and deliver to Lender upon request, and hereby grants Lender a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to execute, acknowledge, deliver and if appropriate file and record, such security agreements, assignments for security purposes, assignments absolute, financing statements, affidavits, certificates and other documents, in form and substance reasonably satisfactory to Lender, as Lender may request in order to perfect, preserve, continue, extend or maintain the assignments herein contained, the lien and security interest under this Deed of Trust, and the priority thereof. Trustor will pay to Lender upon request therefor all reasonable and documented costs and expenses incurred in connection with the preparation, execution, recording and filing of any such document. Trustor shall execute such further documents and do any and all such further things, including, but not limited to, correcting any errors or omissions in the Loan Documents, as may be necessary to implement and carry out the intent of this Deed of Trust.
  Section 7.7
  Merger. No merger shall occur as a result of Lender’s acquiring any other estate in or any other lien on the Secured Property unless Lender consents to a merger in writing.
  Section 7.8
  Successors and Assigns; Joint and Several Liability; Agents. This Deed of Trust shall be binding upon and inure to the benefit of Lender and Trustor and their respective successors and assigns. Except as provided herein, Trustor shall not, without the prior written consent of Lender, assign any rights, duties or obligations hereunder. Each Person executing this Deed of Trust as Trustor shall be jointly and severally liable for all obligations of Trustor hereunder. In exercising any rights hereunder or taking actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender.
  Section 7.9
  Indebtedness May Exceed Note’s Face Amount. Trustor’s successors or assigns are hereby placed on notice that the Promissory Note contains late charge, prepayment and other provisions which may result in the outstanding principal balance exceeding the face amount of the Promissory Note.
  Section 7.10
  Time of the Essence. Time is of the essence in connection with all obligations of Trustor herein.
  Section 7.11

  Governing Law.
  (a)
  The Promissory Note and the other Loan Documents relating to the Secured Obligations shall be governed by and interpreted in accordance with the internal laws of the State of Washington (regardless of conflict of laws principles, the location of the Secured Property or the place of business, location or domicile of Mortgagor), except to the extent superseded by federal law. Any suit, if permitted, may be brought exclusively in the courts of the State of Washington located in the City of Seattle, King County, or of the United States for the Western District of Washington, and Mortgagor hereby waives any objection that it may now or hereafter have to the venue of any such proceeding or that such proceeding is brought in an inconvenient court. Mortgagor agrees that the laws or procedural rules of any jurisdiction except for Washington purporting to limit or affect Mortgagee’s ability to enforce its rights as set forth in this Mortgage and any other documents referred to herein (including, without limitation, any fair value, security-first, security-only, or one-action provisions) are not applicable to the enforcement of Mortgagee’s rights thereunder. Mortgagor intends and understands that Mortgagee will rely upon the agreements in the foregoing sentences in providing the credit accommodations constituting the Secured Obligations.
  (b)
  Notwithstanding subparagraph (a) above, the laws of North Carolina shall (i) govern the creation, perfection and priority of security interests upon real property or personal property perfected by filing, possession or control in the State of North Carolina, (ii) govern the procedures regarding Mortgagee’s enforcement of its foreclosure and other remedies with respect to such real property or personal property, and (iii) apply in determining the legal requirements applicable to the care and preservation of the Secured Property. However, the foregoing limited application of North Carolina law and the fact that portions of this Mortgage or other documents relating to the Secured Obligations may include provisions drafted to conform to North Carolina law are not intended in any way to derogate from the provisions set forth elsewhere in such documents designating Washington law as the governing law. Mortgagor specifically acknowledges and agrees that Mortgagee’s right to collect a deficiency in connection with the sale of any collateral shall be governed solely by North Carolina law.
  Section 7.12
  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG
  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG

  OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.
  Section 7.13
  Interpretation. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.” The word “obligations” is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. It further includes all principal, interest, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Deed of Trust. The Exhibit to this Deed of Trust are hereby incorporated in this Deed of Trust.
  Section 7.14
  Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.
  Section 7.15
  Counterparts. This Deed of Trust may be executed in counterparts, all of which counterparts together shall constitute one and the same instrument (and original signature pages and notary pages from each counterpart may be assembled into one original document to be recorded).
  Section 7.16
  Entire Agreement. This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Lender and Trustor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
  Section 7.17
  InHouse Counsel Fees. Whenever Trustor is obligated to pay or reimburse Lender or Trustee for any attorneys’ fees, those fees shall include the allocated costs for services of inhouse counsel to the extent permitted by applicable law.
  Section 7.18
  Waiver of Marshaling. Trustor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to direct the order in which any of the Secured Property will be sold in the event of any sale under this Deed of Trust. Each successor and assign of Trustor, including any holder of a lien subordinate to this Deed of Trust, by acceptance of its interest or lien agrees that it shall be bound by the above waiver, as if it had given the waiver itself.
  Section 7.19

  Severability. If any provision of this Deed of Trust should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and in no way affect the validity of this Deed of Trust except that if such provision relates to the payment of any monetary sum, then Lender may, at its option, declare all Secured Obligations immediately due and payable.
  Section 7.20
  Notices. Trustor hereby requests that a copy of notice of default and notice of sale be mailed to it at the address set forth below. That address is also the mailing address of Trustor as debtor under the Uniform Commercial Code. Lender’s address given below is the address for Lender as secured party under the Uniform Commercial Code.  Any notice in connection with this Deed of Trust shall not be deemed to have been given to Lender until three days after such is deposited by registered or certified mail, with postage and charges prepaid. If any notice required by this Deed of Trust is also required under applicable law, the applicable law requirement will satisfy the corresponding requirement under this Deed of Trust:
  Addresses for Notices to Trustor:

  [__________]
  [__________] [__________] [__________]

  [__________], [__________] [__________]

  Attention: [__________]

  Address for Notices to Lender:

  Certain Lending, Inc.

  [__________]
  [__________], [__________] [__________]
  Attention: [__________]
  Email: servicing@certainlending.com

  With a copy to:

  Certain Lending, Inc.

  [__________]
  [__________], [__________] [__________]
  Attention: [__________]
  Email: servicing@certainlending.com

  Section 1.4
  State Law Provisions, Waivers and Agreements.
  (a)
  All payments or deposits with respect to the Secured Obligations shall be made to Lender, all advances under the Loan Documents shall be made by Lender, and all consents, approvals, or other determinations required or permitted of Lender herein shall be made by Lender.
  (b)
  If this Deed of Trust secures an obligation incurred for the construction of improvements on land or an obligation the proceeds of which were used to refinance a construction obligation, this Deed of Trust is a construction deed of trust and is entitled to the benefits of N.C.G.S. §25-9-334, as amended from time to time.
  (c)

  Proceeds from any sale of the Secured Property under the power of sale granted in this Deed of Trust shall be applied in accordance with N.C.G.S. §45-21.31.
  The statutes referred to in this Section shall include any further statutes amending, supplementing or supplanting the same.

  (Signature page(s) follow)

  IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of [__________] ___ , [__________].

  TRUSTOR:

  [__________], a [__________] [__________]

  By: __________________________________
  Name:  [__________]
  Title:   [__________]

  STATE OF WASHINGTON

  )

  )
  ss.
  COUNTY OF_______________
  )

  I certify that I know or have satisfactory evidence that [__________] is the person who appeared before me, and said person acknowledged that such person signed this instrument, on oath stated that such person was authorized to execute the instrument and acknowledge it as the [__________] of [__________], a [__________] [__________] to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

  Dated: ___________________

  Name Printed:
  __________________________

  Notary Public in and for the State of

  Washington, residing at ___________________

  My appointment expires___________________

  EXHIBIT A
  Legal Description

  [__________]